UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                               Pennexx Foods, Inc.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                      [Pennexx Foods, Inc. graphic omitted]

               980 Glasgow Street o Pottstown, Pennsylvania 19464

                                 ______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 13, 2002
                                 ______________

         The Annual Meeting of Shareholders (the "Meeting") of Pennexx Foods, Inc., a Pennsylvania corporation (the "Company"), will be held on Thursday, June 13, 2002 at 10:00 a.m., local time, at Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103 for the following purposes:

          1. To elect one director to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2005; and

          2. To transact such other business as may properly come before the Meeting and any and all adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on April 18, 2002 as the record date for determining the shareholders entitled to notice of, and to vote at, the Meeting. Only shareholders of record at that time are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement which contains detailed information about the business to be transacted at the Meeting. Each shareholder should read the accompanying Proxy Statement carefully before deciding how to vote.

         Upon written request, a complete list of the shareholders entitled to vote at the Meeting will be open to the examination of any shareholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least 5 days prior to the Meeting, at the principal executive offices of the Company, 980 Glasgow Street, Pottstown, PA 19464.

         The Board of Directors urges you to date, sign and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Meeting.

                                           By Order of the Board of Directors,





                                           THOMAS McGREAL, Secretary


May 1, 2002

                      [Pennexx Foods, Inc. graphic omitted]

               980 Glasgow Street o Pottstown, Pennsylvania 19464

                                 ______________

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                               PENNEXX FOODS, INC.

                            TO BE HELD JUNE 13, 2002
                                 ______________

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pennexx Foods, Inc., a Pennsylvania corporation ("Pennexx" or the "Company"), in connection with the Company's annual meeting of shareholders (the "Meeting"), which is scheduled to be held at 10:00 a.m., local time, on Thursday, June 13, 2002, at Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103, for the purposes set forth in the accompanying Notice of Meeting. Shareholders of record at the close of business on April 18, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement, the foregoing Notice of Meeting, and the enclosed proxy are being sent to shareholders entitled to vote on or about May 1, 2002.

         The Board of Directors knows of no matters that are likely to be brought before the Meeting other than the matter specifically referred to in the Notice of Meeting. If any other matter properly comes before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

         If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the election of the nominee named herein to the Company's Board of Directors. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

         The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast will constitute a quorum for the purposes of consideration and action on matters properly brought before the Meeting. Abstentions will be counted as present for the purpose of determining the presence of a quorum. If the Meeting cannot be organized because a quorum is not present, the shareholders present may adjourn the Meeting to such place and time as they may determine.

         As of the Record Date, 25,324,822 shares of the common stock, par value $0.01 per share (the "Common Stock"), were issued and outstanding.

         Each shareholder is entitled to one vote on each of the proposed matters for each share of Common Stock the shareholder owned on the Record Date. The affirmative vote of a majority of the shares entitled to vote and actually cast is required to approve each proposed matter. Abstentions will not constitute "votes cast" for the purpose of determining whether a sufficient number of votes were cast in favor of either proposed matter.

         The accompanying form of proxy is being solicited on behalf of the Board of Directors of Pennexx. Pennexx is paying the expense of solicitation of proxies for the Meeting. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telecopy by directors, officers or regular employees of Pennexx. Pennexx's directors, officers and employees will not receive any special compensation for any such solicitation activities.



                              ELECTION OF DIRECTOR


         The Board of Directors currently consists of five members: Michael H. Cole, Joseph W. Luter IV, Thomas K. McGreal, C. Brent Moran, and Michael D. Queen. One director is to be elected at the Meeting to serve a three-year term until the 2005 annual meeting of shareholders and until his respective successor is duly elected and qualified. The persons named in the accompanying proxy intend to vote for the election of Michael D. Queen unless authority to vote for such nominee is specifically withheld in the proxy. The nominee is currently a director of the Company. The Board of Directors is informed that the nominee is willing to serve as director, but if he should decline to serve or become unavailable for election at the Meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such nominee as may be designated by the Board of Directors.

         The one nominee for director receiving the highest number of votes cast by shareholders entitled to vote thereon will be elected to serve on the Board of Directors. Votes that are withheld will be counted in determining the presence of a quorum, but will have no effect on the vote.

         Set forth below is information regarding the nominee and the other persons who will continue to serve as directors of the Company after the
Meeting:

Name                                   Age             Position(s) with Company                 Director Since

                                Nominee to be elected for term expiring in 2005:

Michael D. Queen....................   46              President, Treasurer and Director        1999

                                Directors continuing for terms expiring in 2003:

Michael H. Cole ....................   42              Director                                 2001

Joseph W. Luter IV..................   37              Director                                 2001

                                Directors continuing for terms expiring in 2004:

Thomas K. McGreal...................   47              Vice President, Secretary and Director   2001

C. Brent Moran......................   52              Director                                 2001



         Mr. Queen has served as a director of the Company since its formation in 1999. Mr. Queen has been the Company's President since 2000. From 1997 to 1999 Mr. Queen was the Vice President of Sales, Marketing, and Business Analysis at Prizm Marketing Consultants of Blue Bell, Pennsylvania. Prizm Marketing provided market research, pricing modules, and distribution and advertising plans for business clients. Prior to that, from 1995 to 1997 Mr. Queen served as the president of Ocean King

Enterprises, Inc. in Folcroft, Pennsylvania. Ocean King was a specialty seafood appetizer supplier to supermarkets that had approximate revenues of $3 million in 1997. From 1994 to 1996 Mr. Queen was the Director of Store Operations of Shoprite/Delaware Supermarkets, Inc. of Wilmington, Delaware, and from 1992 to 1994 Mr. Queen was a senior products manager at Pathmark Stores, Inc. at Woodbridge, New Jersey.

         Mr. Cole is the Secretary and Associate General Counsel of Smithfield Foods, Inc., the Company's largest shareholder ("Smithfield"). Mr. Cole has served as Associate General Counsel of Smithfield for the past six years and became the Corporate Secretary during 1999.

         Mr. Luter is the Executive Vice President of Smithfield Packing Company Incorporated ("SPC"), a subsidiary of Smithfield, where he has worked since 1993. Between 1995 and 1997, Mr. Luter was SPC's Vice President, responsible for Transportation, Distribution and Quality Control. Between 1997 and 1999, Mr. Luter, served as SPC's Vice President of Fresh Pork Sales. Between 1999 and 2000, Mr. Luter, served as SPC's Vice President of Sales and Marketing, Fresh, Processed and International, and since 2000, Mr. Luter has served as SPC's Senior Vice President, Sales and Marketing.

         Mr. McGreal is the Vice-President and Secretary of the Company and has served in those positions since 1999. Mr. McGreal has over 24 years of experience in the food industry. From 1998 to 1999, Mr. McGreal served as the operations manager of Rostelli Fine Foods, a supplier of portion control meats to the foods service industry; from 1996 to 1998, as a consultant to and then president of Twin Brothers, also a supplier of portion control meats to the foods service industry; and from 1982 to 1995, as the president of Nofer Meat Company, a regional supplier of portion control meats to the food service industry. While working with Twin Brothers, Mr. McGreal created the first regional processing system for portion control meats, which set the stage for others nationwide. He was also appointed by his peers to sit on the Blue Ribbon Committee to re-evaluate and update the Meat Buyers Guide, a guide used by every meat buyer and manager in the county. Mr. McGreal has also formulated interactive software for the meat department of Nofer Meat Company.

         Mr. Moran has over 24 years of management experience in the food industry. For the last thirteen years Mr. Moran has worked at The Moran Company as a perishables broker. The Moran Company provides certain sales and marketing services for the Company. The Company compensates The Moran Company on a commission basis. All of the equity interests of The Moran Company are owned by director C. Brent Moran. The amounts paid by the Company under this agreement were as follows:

                           2001                   $106,000.00
                           2000                      3,240.03
                           1999                           -0-

         On December 10, 1999, Mr. Moran received 50,000 shares of the Company's common stock for consulting services rendered to the Company prior to becoming a director and received stock options to purchase 200,000 shares of the Company's common stock in connection with his duties as Vice President of the Company, a position he resigned at December 31, 2000. The options vest over a four year period, are exercisable at prices of between $0.16 and $0.30 per share and expire between December 10, 2009 and December 31, 2010.

         The Board of Directors held four meetings during the last fiscal year. Each of the Company's directors attended all of the Board of Directors' meetings held during the period in which he was a director. The Board does not have any committees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of April 18, 2002, the number of shares and percentage of Pennexx common stock beneficially owned by (1) each person who is known by the Company to own beneficially five percent or more of the outstanding common stock, (2) each Company director, (3) each Company executive officer, and (4) all executive officers and directors of the Company as a group:

---------------------------------------- -------------------------------------- --------------------------------------
         Name and Address (1)
           of Individual or                     Shares of Common Stock               Percentage of Common Stock
           Identity of Group                      Beneficially Owned                     Beneficially Owned
---------------------------------------- -------------------------------------- --------------------------------------
Michael D. Queen                                    1,120,854 (2)                              4.4 %
---------------------------------------- -------------------------------------- --------------------------------------
Thomas P. McGreal                                      75,000 (3)                              *
---------------------------------------- -------------------------------------- --------------------------------------
Dennis Bland                                            5,000 (4)                              *
---------------------------------------- -------------------------------------- --------------------------------------
C. Brent Moran                                        112,500 (5)                              *
---------------------------------------- -------------------------------------- --------------------------------------
Joseph W. Luter, IV                                         0                                  *
---------------------------------------- -------------------------------------- --------------------------------------
Michael H. Cole                                    12,510,161 (6)                             50.0%
---------------------------------------- -------------------------------------- --------------------------------------
Smithfield Foods, Inc.                             12,510,161 (7)                             50.0%
---------------------------------------- -------------------------------------- --------------------------------------
All directors and officers as a group              13,823,515  (2)(3)(4)(5)(6)(7)             54.0%
(6 persons)
---------------------------------------- -------------------------------------- --------------------------------------
______________

*    Less than 1%

(1) The address of Messrs. Joseph W. Luter, IV and Michael H. Cole is c/o Smithfield, 200 Commerce Street, Smithfield, VA 23430. The address of all other individuals identified in the table is c/o Pennexx Foods, Inc. 980 Glasgow Street, Pottstown, PA 19464.

(2) Includes 20 shares owned of record by Mr. Queen as custodian for his son, as to which Mr. Queen disclaims beneficial ownership. Includes 137,500 shares to which Mr. Queen has a vested option.

(3)  Includes 75,000 shares as to which Mr. McGreal has a vested option.

(4)  Includes 5,000 shares held by Mr. Bland's wife.

(5)  Includes 62,500 shares to which Mr. Moran holds a vested option.

(6) Includes 12,510,161 shares owned by Smithfield that are included in the table because director Michael H. Cole is the Corporate Secretary of Smithfield. Messrs. Cole and Luter were nominated to the Board of Directors by Smithfield pursuant to that certain Standstill Agreement dated June 27, 2001 to which Smithfield and the Company are parties.

(7) Pursuant to a Warrant dated June 27, 2001, Smithfield has the contingent right to purchase additional shares if, as, and when, certain existing stock options granted by the Company are exercised by others.

                             EXECUTIVE COMPENSATION


         The following table summarizes the compensation of the Chief Executive Officer and the other most highly compensated executives of the Company whose annual salary and bonuses exceed $100,000:

-------------------------------------- --------- -------------------- ------------------ -----------------------------------
Name and Principal Position            Year            Salary               Bonus                      Awards

-------------------------------------- --------- -------------------- ------------------ -----------------------------------
                                                           ($)                 ($)                            Securities
                                                                                            Restricted        Underlying
                                                                                            Stock ($)        Options (#)

-------------------------------------- --------- -------------------- ------------------ ----------------- -----------------
Michael Queen, President and Chief     2001            155,962                   0               0                   0
Executive Officer                      2000            100,000              50,000               0             550,000
                                       1999             58,000                   0               0                   0
-------------------------------------- --------- -------------------- ------------------ ----------------- -----------------
Dennis Bland, Senior Executive Vice    2001                  *                   0               0             250,000
President and Chief Operating Officer  2000                  0                   0               0                   0
                                       1999                  0                   0               0                   0
-------------------------------------- --------- -------------------- ------------------ ----------------- -----------------
Thomas McGreal, Vice President         2001            125,000                   0               0                   0
                                       2000                  *                   0               0             300,000
                                       1999                  0                   0               0                   0
-------------------------------------- --------- -------------------- ------------------ ----------------- -----------------

* These executive officers received less than $100,000 in total compensation for each of the years indicated.

         Mr. Queen and the Company are parties to an Employment Agreement dated March 1, 2001 which provides for his employment as an officer (and if requested by the Company a director) of the Company until February 28, 2006. Mr. Queen receives an annual base salary of $175,000 and is eligible for bonuses as determined by the Company in its sole discretion.

         Mr. Bland, age 39, has been the Company's Senior Executive Vice President and Chief Operating Officer since July 16, 2001. During the past five years, Mr. Bland served as Procurement Manager or Senior Product Manager at Wakefern Foods Corporation in Elizabeth, New Jersey. Mr. Bland's responsibilities included sales, procurement and advertising for the meat division. Mr. Bland and the Company are parties to an Employment Agreement dated June 28, 2001 which provides for Mr. Bland's employment as Senior Executive Vice President and Chief Operating Officer of the Company until July 15, 2006. Mr. Bland receives an annual base salary of $150,000 and is eligible for bonuses as determined by the Company in its sole discretion.

         The Company and Ellis M. Shore are parties to a Consulting Agreement dated March 1, 2001. Pursuant to the Consulting Agreement, Mr. Shore serves as a general business consultant to the Company and receives annual compensation of $150,000. The Consulting Agreement expires on February 28, 2006 unless it is sooner terminated by the Company for cause or unless it is renewed for an additional one year term.

         The following table summarizes the individual grants of stock options and freestanding SARs made during the year ended December 31, 2001 to each of the named executive officers:

------------------------------------------- --------------------- ------------------- ---------------- ------------------
                                                 Number of         Percent of total
                                                 Securities          options/SARs       Exercise or
                                                 Underlying           granted to        base price      Expiration date
                   Name                         Options/SARs         employees in        ($/Share)
                                                granted (#)          fiscal year
                   (a)                              (b)                  (c)                (d)               (e)
------------------------------------------- --------------------- ------------------- ---------------- ------------------
Michael Queen                                          0               0%                  --             --
------------------------------------------- --------------------- ------------------- ---------------- ------------------
Thomas McGreal                                         0               0%                  --             --
------------------------------------------- --------------------- ------------------- ---------------- ------------------
Dennis Bland                                     250,000 (1)           32.7%               1.00           10/11/2011
------------------------------------------- --------------------- ------------------- ---------------- ------------------

(1) These options vest in accordance with section 7.1 of the Stock Option Plan. Twenty-five percent of options granted vest after one year of continuous employment following the date of the grant, and, after each of the next three years of continuous employment, an additional twenty-five percent of the total options granted vest.

         The following table summarizes the aggregate stock options and SARs exercised during the year ended December 31, 2001 by each of the named executive officers and the aggregate value of any unexercised stock options and SARs, whether exercisable or unexercisable, by each of the named executive officers:

------------------------------------------- ----------------- ----------------- ---------------------- ----------------------

                                                                                      Number of        Value of unexercised
                                                                                 unexercised options   in-the-money options
                                                                                 and SARs at FY end     and SARs at FY end
                                            Shares acquired                       (#), exercisable/      ($), exercisable/
                                            on exercise (#)    Value realized       Unexercisable          Unexercisable
                   Name                                             ($)
                   (a)                            (b)               (c)                  (d)                  (e) (1)
------------------------------------------- ----------------- ----------------- ---------------------- ----------------------
Michael Queen                                       0                 0              137,500/               140,250/
                                                                                     412,500                420,750
------------------------------------------- ----------------- ----------------- ---------------------- ----------------------
Dennis Bland                                        0                 0                    0/                     0/
                                                                                     250,000                 87,500
------------------------------------------- ----------------- ----------------- ---------------------- ----------------------
Thomas McGreal                                      0                 0               75,000/                78,750/
                                                                                     225,000                236,250
------------------------------------------- ----------------- ----------------- ---------------------- ----------------------

(1) These values are based on a per share price of $1.35 which was the closing price of the Common Stock as reported at http://www.nasdaq.com on December 31, 2001.

         The Company does not have a Long-Term Incentive Plan for executive officers or any of its employees.



                             SMITHFIELD TRANSACTION


         On June 27, 2001, the Company sold and Smithfield bought shares of Company Common Stock representing a 50% interest in the Company. Smithfield paid the Company $6 million for the shares. In the transaction, Smithfield also acquired a Warrant which permits Smithfield to purchase additional shares of Common Stock under certain circumstances. The parties also executed a $30 million revolving credit agreement, a Standstill Agreement, and related documents (together, the "Smithfield transactions"). The Company's shareholders approved the Smithfield transactions at a Special Meeting of Shareholders.

         Ellis M. Shore, who before the Smithfield transactions was a shareholder of more than five percent of the issued and outstanding shares of the Common Stock of the Company, and Michael Queen are parties to several of the agreements, which together make-up the Smithfield transactions. In each case, each of Mr. Shore and Mr. Queen is a party in his individual capacity as a shareholder of the Company. Neither Mr. Shore nor Mr. Queen received any compensation from the transactions. The Company has agreed to indemnify Messrs. Queen and Shore and each of the Company's other directors and officers from any claims arising from the Smithfield transactions.

         The Standstill Agreement helps define the business relationship between the Company and Smithfield. The Company, Smithfield, and Messrs. Shore and Queen each agree to act in conformity with the parties' understanding of this business relationship. To this end, the Company, Smithfield, Shore and Queen have agreed, among other things, (1) not to change the number of directors on the Company's Board and (2) to vote their shares in order to ensure that the Company's Board will remain composed of five directors: two nominees of Smithfield, two nominees of Shore, and one nominee of Queen.

         Pursuant to the Standstill Agreement, during the Limitation Period (defined below), Smithfield is not permitted to:

          o Directly or indirectly, purchase or tender for any shares of the Common Stock, or propose, cause or vote in favor of any merger or consolidation including the Company on the one hand and Smithfield or any affiliate thereof on the other hand;

          o Directly or indirectly, sell or otherwise transfer any shares of Common Stock, with some limited exceptions;

          o Directly or indirectly, solicit proxies in opposition to any solicitation by the Company's Board; or

          o Improperly use (including improper disclosure) any customer lists, trade secrets, and other proprietary information of the Company's acquired by Smithfield because of the business relationship between them.

         Furthermore, if Smithfield desires to sell any shares of Company Common Stock in compliance with the limited restrictions referred to above, the Company will have an assignable right of first refusal to purchase such shares. If either Mr. Queen or Mr. Shore desires to sell any or all of his shares of Company Common Stock, Smithfield will have a right of first offer with respect to the shares proposed to be sold for a period of five days.

         The Limitation Period begins on the date of the Standstill Agreement, June 27, 2001, and terminates on the earliest of (1) June 27, 2006, (2) the last day of the sixth consecutive calendar quarter in which the Company has a net loss computed in accordance with Generally Accepted Accounting Principles, (3) the first date on which neither Shore nor Queen is a Beneficial Owner of Voting Securities (as defined in the Standstill Agreement), and (4) the last day of the calendar quarter on which the net worth of the Company falls below $2 million.

                               GENERAL INFORMATION


         The Board of Directors does not intend to present to the Meeting any business other than the election of a director. If any other matter is presented to the Meeting which under applicable proxy regulations need not be included in this Proxy Statement or which the Board of Directors did not know a reasonable time before this solicitation would be presented, the persons named in the accompanying proxy will have discretionary authority to vote proxies with respect to such matter in accordance with their best judgment.

         Kronick Kalada Berdy & Co., , P.C. ("KKB") independent auditors, audited the consolidated financial statements of the Company for the fiscal year ended December 31, 2001. Representatives of KKB are expected to attend the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Board of Directors has selected KKB as the independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2002. For the fiscal year ended December 31, 2001, the Company paid KKB aggregate fees as follows:

            Audit Fees............................................$36,970

            Financial Information Systems
                     Design and Implementation Fees....................$0

            All Other Fees........................................$21,653
                                                                  -------

            Total Fees............................................$58,623
                                                                  =======

         The Company engaged Larson, Allen, Weishair & Co., LLP ("LarsenAllen") to audit the Company's financial statements for the period ended December 31, 1999. Subsequent to the completion of that audit, the Company decided to change accountants from LarsonAllen to KKB. When the decision to change accountants was made by the Board of Directors, on or about September 1, 2000, the Company knew of no disagreements between the Company and LarsenAllen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Furthermore, LarsenAllen's report on the Company's financial statements (for the period ending December 31, 1999) did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles.

         Because LarsenAllen's audit of the Company's financial statements for the period ended December 31, 1999 did not meet the SEC's requirements for auditor independence, when the Company was preparing its Registration Statement on Form 10-SB in 2001, the Company engaged KKB to re-audit the Company's financial statements for the period ended December 31, 1999. LarsenAllen reimbursed the Company for the cost of the audit performed by KKB.

         Except in the limited manner described above, there are no disagreements between the Company on the one hand and LarsenAllen or KKB on the other hand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. KKB's reports on the Company's financial statements (for the periods ended December 31, 1999, 2000, and 2001) did not contain an adverse opinion or disclaimer of opinion nor was either modified as to uncertainty, audit scope or accounting principles.

         The Company must receive any proposal which a shareholder wishes to submit at the 2003 annual meeting of shareholders before January 1, 2003 if the proposal is to be considered by the Board of Directors for inclusion in the proxy material for that meeting. If any shareholder wishes to present a proposal to the 2003 annual meeting of shareholders that is not included in the Company's proxy statement for that meeting and fails to submit such proposal to the Secretary of the Company on or before March 15, 2003, then the persons named in the proxy will be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the Company's proxy statement.

                               PENNEXX FOODS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

         This proxy is solicited on behalf of the Pennexx Board of Directors for the annual meeting of shareholders to be held on Thursday, June 13, 2002.

         The undersigned hereby appoints Michael D. Queen and Thomas McGreal, and each of them, as attorneys and proxies with full power of substitution, for and in the name of the undersigned to vote all shares of common stock of Pennexx Foods, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of shareholders to be held on Thursday, June 13, 2002, at 10:00 a.m., local time, at Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103, or at any adjournments or postponements thereof, as directed, upon the matters set forth in the Pennexx proxy statement and upon such other matters as may properly come before the meeting.

         It is agreed that unless otherwise marked on the other side, said attorneys and proxies are appointed with authority to vote FOR the election of the nominee as a director.

         Signing and dating this proxy card will have the effect of revoking any proxy you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on this proxy card.


         (Continued and to be marked, dated and signed on reverse side)
--------------------------------------------------------------------------------


                          Your vote is very important!

             Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

This proxy, when properly executed, will be voted in the manner directed herein. If no choice is specified and the proxy is returned with the shareholder's signature(s), then the proxy will be voted FOR election of the nominee as a Director, and in the discretion of the proxies on any other matters as may properly come before the meeting.

--------------------------------------------------------------------------------

          Your Board of Directors Recommends a Vote "FOR" the nominee.

     1. To elect one member of the Board of Directors, to serve until 2005 and until his successor is duly elected and qualified.



         Nominee:  Michael D. Queen



                  FOR                              WITHHELD FROM
                  NOMINEE  [ ]                     NOMINEE        [ ]





Please mark, date, sign and return this proxy in the enclosed proxy return envelope.


Signature:_______________________________   Signature:_________________________

Print Name:______________________________   Print Name:________________________

Dated:   ________________________, 2002



IMPORTANT: Please sign exactly as name or names appear on the records of the Company. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.